American Maturity Life Insurance Company
                             Separate Account AMLVA

                          Supplement, dated May 6, 2004
                                     to the
                          Prospectus, dated May 1, 2004
                          for the AARP Variable Annuity

This supplement amends the May 1, 2004 prospectus for the AARP Variable Annuity offered by American Maturity Life Insurance Company. Please keep this supplement for future reference together with your prospectus.

On page 7 in the table entitled "Portfolio Annual Expenses," in the row labeled "Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or services (12b-1) fees, and other expenses)", the current maximum Portfolio Annual Expense is changed to 0.91%.

The following Examples 1 and 2 replace in their entirety the Examples 1 and 2 currently included on page 8 of the May 1, 2004 prospectus:

Example 1
This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses.

o    invested $10,000 in the Contract for the time periods indicated,

o    earned a 5% annual return on your investment, and

o surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period.

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.

The example does not include any taxes or tax penalties you may be required to pay if you surrender your Contract.

                   1 Year      3 Years      5 Years      10 Years
Costs Based on
Maximum
Annual
Portfolio
Expenses           $565        $812         $1,082       $2,314

Costs Based on
Minimum
Annual
Portfolio
Expenses           $521        $678         $854         $1,842


Example 2
This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                   1 Year     3 Years       5 Years      10 Years
Costs Based on
Maximum
Annual
Portfolio
Expenses           $205       $632          $1,082       $2,314

Costs Based on
Minimum
Annual
Portfolio
Expenses           $161       $498          $854         $1,842


Please remember that you are looking at examples and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. The examples do not assume that any Portfolio expense waivers or reimbursement arrangements are in effect for the periods presented. The above examples assume a mortality and expense risk charge of 0.65%, an administrative expense charge of 0.20%, and an annual Contract maintenance charge of $25.